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                                                                   EXHIBIT 10.10

                           EMPLOYEE MATTERS AGREEMENT

                                 BY AND BETWEEN

                                 AIRBORNE, INC.,

                                       AND

                                  ABX AIR, INC.

                                            , 2003
                               --------- ---

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                                    ARTICLE I
                                   DEFINITIONS

Section 1.1     401(k) Plan....................................................1

Section 1.2     Affiliate......................................................1

Section 1.3     ABX Continued Plans............................................2

Section 1.4     ABX Employee...................................................2

Section 1.5     Airborne Employee..............................................2

Section 1.6     COBRA..........................................................2

Section 1.7     Code...........................................................2

Section 1.8     Crew Member BPP................................................2

Section 1.9     Dependent Care Plan............................................2

Section 1.10    Executive Deferral Plan........................................2

Section 1.11    ERISA..........................................................3

Section 1.12    Health And Welfare Plans.......................................3

Section 1.13    Health Plans...................................................3

Section 1.14    Incentive Plans................................................3

Section 1.15    New ABX Plans..................................................3

Section 1.16    Non-Executive Incentive Plans..................................3

Section 1.17    Non Officer BPP................................................3

Section 1.18    Nonqualified Plan..............................................3

Section 1.19    Participating Company..........................................3

Section 1.20    Pension Plan...................................................3

Section 1.21    Pilots Investment Plan.........................................4

Section 1.22    Pilots Retirement Income Plan..................................4

Section 1.23    Plan...........................................................4

Section 1.24    Profit-Sharing Plan............................................4

Section 1.25    QDRO...........................................................4

Section 1.26    Separation Agreement...........................................4

Section 1.27    SERP...........................................................4

Section 1.28    Stock Option...................................................4

Section 1.29    Welfare Plan...................................................4

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                                   ARTICLE II
                               GENERAL PRINCIPLES

Section 2.1     Continuation by ABX of Certain Plans...........................4

Section 2.2     Establishment of ABX Plans.....................................5

Section 2.3     Service Credits and Non-Duplication of Benefits................7

                                   ARTICLE III
                      401(K) PLANS AND PROFIT SHARING PLANS

Section 3.1     401(k) Plan....................................................7

Section 3.2     Profit-Sharing Plan............................................9

                                   ARTICLE IV
                                  PENSION PLAN

Section 4.1     Participation.................................................10

Section 4.2     Assumption of Liabilities and Transfer of Assets..............10

Section 4.3     No Distribution to ABX Employees..............................13

Section 4.4     Liabilities and Assets Retained by Airborne...................13

Section 4.5     Cooperation...................................................13

                                    ARTICLE V
                            HEALTH AND WELFARE PLANS

Section 5.1     Health and Welfare Plans......................................13

Section 5.2     Dependent Care Plan...........................................14

Section 5.3     COBRA.........................................................14

Section 5.4     Severance.....................................................14

Section 5.5     Leaves of Absence and FMLA....................................15

Section 5.6     Vacation......................................................15

Section 5.7     Workers' Compensation.........................................15

                                   ARTICLE VI
                               NONQUALIFIED PLANS

Section 6.1     Executive Deferral Plan.......................................15

Section 6.2     SERP..........................................................16

                                   ARTICLE VII
                                STOCK-BASED PLANS

Section 7.1     Conversion of Awards..........................................16

                                  ARTICLE VIII
                                 INCENTIVE PLANS

Section 8.1     Treatment of Incentive Plans..................................16

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Section 8.2     Treatment of Non-Executive Incentive Plans....................17

Section 8.3     Retention Bonuses.............................................17

                                   ARTICLE IX
                                  FOREIGN PLANS

Section 9.1     Treatment of Foreign Plans....................................17

                                    ARTICLE X
                          CHANGE IN CONTROL LIABILITIES

Section 10.1    Treatment of Change in Control Liabilities....................17

                                   ARTICLE XI
                           EMPLOYMENT-RELATED MATTERS

Section 11.1    ABX Employees.................................................19

Section 11.2    Employment Of Employees With United States Work Visas.........19

                                   ARTICLE XII
                            ADMINISTRATIVE PROVISIONS

Section 12.1    Sharing Of Participant Information............................20

Section 12.2    Costs And Expenses............................................20

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

Section 13.1    Effect If Separation Does Not Occur...........................20

Section 13.2    Entire Agreement..............................................20

Section 13.3    No Third Party Beneficiaries..................................20

Section 13.4    Dispute Resolution............................................20

Section 13.5    Governing Law.................................................21

Section 13.6    Notices.......................................................21

Section 13.7    Counterparts..................................................22

Section 13.8    Binding Effect; Assignment....................................22

Section 13.9    Severability..................................................22

Section 13.10   Authority.....................................................22

Section 13.11   Heading; Certain Construction Rules...........................22

Section 13.12   Further Actions...............................................23

Section 13.13   Amendments; Waivers...........................................23

Section 13.14   Specific Performance..........................................23

Section 13.15   Gender, Tense, Etc............................................23

                                     -iii-

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                           EMPLOYEE MATTERS AGREEMENT

     This Employee Matters Agreement (the "Agreement") is entered into as of
           , 2003, by and between Airborne, Inc., a Delaware corporation
-------- --
("Airborne") and ABX Air, Inc., a Delaware corporation and wholly-owned subsidiary of Airborne ("ABX"). Airborne and ABX are sometimes referred to herein individually as a "Party" or collectively as the "Parties."

                                    RECITALS

     WHEREAS, Airborne and DHL Worldwide Express B.V., a company organized and existing under the laws of the Netherlands ("DHL"), have entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Atlantis Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of DHL, will merge with and into Airborne (the "Merger"), provided that all of the conditions precedent to the Merger set forth in the Merger Agreement have been satisfied;

     WHEREAS, in connection with the Merger Agreement, Airborne, ABX and Wilmington Air Park LLC, a Delaware limited liability company wholly owned by ABX, have entered into a Master Separation Agreement (the "Separation Agreement"; capitalized terms used but not defined herein are used as therein defined), pursuant to which the parties thereto shall effect the transactions contemplated thereby and by certain other agreements identified therein, in each case pursuant to and in accordance with the terms of such agreements; and

     WHEREAS, in connection with the transactions contemplated under the Separation Agreement, Airborne and ABX have agreed to enter into this Agreement to allocate between them assets, liabilities and responsibilities with respect to certain employee compensation, benefit plans, programs and arrangements, and certain employment matters.

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the Parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1 401(k) Plan. "401(k) Plan," when immediately preceded by "Airborne" means the Airborne Express Capital Accumulation Plan. When immediately preceded by "ABX", "401(k) Plan" shall mean the corresponding qualified profit-sharing plan, which contains a Code Section 401(k) feature, that ABX shall establish, sponsor, and maintain pursuant to this Agreement in addition to the ABX Profit-Sharing Plan established pursuant to Section 2.2(b).

     Section 1.2 Affiliate. "Affiliate" means, with respect to any specified Person, any entity that Controls, is Controlled by, or is under common Control with such Person. For this purpose, "Control" means the possession, directly or indirectly, of the power to direct or cause

                                       -1-

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the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by control, or otherwise.

     Section 1.3 ABX Continued Plans . "ABX Continued Plans" has the meaning set forth in Section 2.1(a) of this Agreement.

     Section 1.4 ABX Employee. "ABX Employee" means an individual who is (a) an employee on and immediately after the Separation Date of ABX (including individuals on approved vacation and those temporarily absent due to illness, jury duty, or leave of absence in accordance with ABX policies), (b) an employee or among a group of employees designated prior to the Separation Date as ABX Employees by Airborne and ABX by mutual agreement, or (c) any employee hired by ABX after the Separation Date. The term ABX Employee, to the extent used herein relating to periods prior to the Separation Date, means an individual whose employment is with ABX.

     Section 1.5 Airborne Employee. "Airborne Employee" means an individual who is (a) an employee on and immediately after the Separation Date of the Airborne Group (including individuals on approved vacation and those temporarily absent due to illness, jury duty, or leave of absence in accordance with Airborne policies), (b) an employee or among a group of employees designated prior to the Separation Date as Airborne Employees by Airborne and ABX, by mutual agreement, or (c) any employee hired by the Airborne Group after the Separation Date. The term Airborne Employee, to the extent used herein relating to periods prior to the Separation Date, means an individual whose employment is with Airborne or an Affiliate of Airborne.

     Section 1.6 COBRA. "COBRA" means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

     Section 1.7 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     Section 1.8 Crew Member BPP. "Crew Member BPP" has the meaning set forth in
Section 2.1(a) of this Agreement.

     Section 1.9 Dependent Care Plan. "Dependent Care Plan" means a Plan that has a dependent care expense reimbursement feature and operates through a Plan or other arrangement that satisfies the requirements of Section 125 of the Code. When immediately preceded by "Airborne," "Dependent Care Plan" means the Airborne Express Dependent Care Account Plan established and maintained by Airborne Express, Inc. for the benefit of eligible employees of Airborne and its Subsidiaries. When immediately preceded by "ABX," "Dependent Care Plan" means the ABX Dependent Care Plan established and maintained by ABX for the benefit of eligible employees of ABX and its Subsidiaries.

     Section 1.10 Executive Deferral Plan. "Executive Deferral Plan" means the Airborne Executive Deferral Plan.

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     Section 1.11 ERISA. "ERISA" means the Employee Retirement Income Security
Act of 1974, as amended from time to time.

     Section 1.12 Health And Welfare Plans. "Health and Welfare Plans," when immediately preceded by "Airborne," means the Airborne Health Plans and other Welfare Plans established and maintained by Airborne and its Subsidiaries for the benefit of eligible employees of Airborne and its Subsidiaries. When immediately preceded by "ABX," "Health and Welfare Plans" means the ABX Health Plans and other Welfare Plans established and maintained by ABX for the benefit of eligible employees of ABX and its Subsidiaries.

     Section 1.13 Health Plans. "Health Plans," when immediately preceded by "Airborne," means the medical and dental Plans and any similar or successor Plans established and maintained by Airborne and its Subsidiaries for the benefit of eligible employees of Airborne and its Subsidiaries. When immediately preceded by "ABX," "Health Plans" means the medical and dental Plans and any similar or successor Plans that shall be established and maintained by ABX for the benefit of eligible employees of ABX and its Subsidiaries.

     Section 1.14 Incentive Plans. "Incentive Plans" means the Airborne Express, Inc. Executive Group Incentive Compensation Plan (effective January 1, 2000 to December 31, 2004), the Airborne Express, Inc. Executive Incentive Compensation Plan (effective January 1, 2000 to December 31, 2004), and the Airborne Express, Inc. Management Incentive Compensation Plan (effective January 1, 2002).

     Section 1.15 New ABX Plans . "New ABX Plans" has the meaning set forth in
Section 2.3 of this Agreement.

     Section 1.16 Non-Executive Incentive Plans. "Non-Executive Incentive Plans" means the ABX Air, Inc. 2002 Management Incentive Plan and the ABX Air, Inc. STAR (Service Team Achievement Recognition) Program, the ABX Air, Inc. Employee Suggestion Plan, and the ABX Air, Inc. APEX Plan.

     Section 1.17 Non Officer BPP. "Non Officer BPP" has the meaning set forth in Section 2.1(a) of this Agreement.

     Section 1.18 Nonqualified Plan. "Nonqualified Plan" means a plan that does not satisfy the requirements of Section 401(a) of the Code and is intended to provide supplemental retirement benefits to a select group of management or highly compensated employees.

     Section 1.19 Participating Company. "Participating Company" means: (a) Airborne; (b) any Person (other than an individual) that Airborne has approved for participation in, has accepted participation in, and which is participating in, a Plan sponsored by Airborne; and (c) any Person (other than an individual) which, by the terms of a Plan sponsored by Airborne, participates in such Plan or any employees of which, by the terms of a Plan sponsored by Airborne, participate in or are covered by such Plan.

     Section 1.20 Pension Plan. "Pension Plan," when immediately preceded by "Airborne" means the Airborne Express Retirement Income Plan. When immediately preceded

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by "ABX", "Pension Plan" shall mean the corresponding qualified defined benefit pension plan that ABX shall establish, sponsor, and maintain pursuant to this Agreement.

     Section 1.21 Pilots Investment Plan . "Pilots Investment Plan" has the meaning set forth in Section 2.1(a) of this Agreement.

     Section 1.22 Pilots Retirement Income Plan . "Pilots Retirement Income Plan" has the meaning set forth in Section 2.1(a) of this Agreement.

     Section 1.23 Plan. "Plan" means any plan (including any of the health and welfare plans), policy, program, payroll practice, arrangement, contract, trust, insurance policy, or any agreement or funding vehicle providing compensation or benefits to employees, former employees, directors or consultants of Airborne or ABX.

     Section 1.24 Profit-Sharing Plan. "Profit-Sharing Plan," when immediately preceded by "Airborne" means the Airborne Express Profit Sharing Plan. When immediately preceded by "ABX", "Profit-Sharing Plan" shall mean the corresponding qualified profit-sharing plan that ABX shall establish, sponsor, and maintain pursuant to this Agreement in addition to the ABX 401(k) Plan.

     Section 1.25 QDRO. "QDRO" means a "qualified domestic relations order" within the meaning of Section 414(p) of the Code.

     Section 1.26 Separation Agreement. "Separation Agreement" means the Separation Agreement referred to in the recitals.

     Section 1.27 SERP. "SERP" when immediately preceded by "Airborne" means the Airborne Express Supplemental Executive Retirement Plan. When immediately preceded by "ABX", "SERP" shall mean the corresponding Nonqualified Plan that ABX shall establish, sponsor, and maintain pursuant to this Agreement.

     Section 1.28 Stock Option. "Stock Option," when immediately preceded by "Airborne" means an option to acquire Airborne common stock granted pursuant to a plan established or maintained by Airborne.

     Section 1.29 Welfare Plan. "Welfare Plan" has the meaning given to such term in Section 3(1) of ERISA.

                                   ARTICLE II
                               GENERAL PRINCIPLES

     Section 2.1 Continuation by ABX of Certain Plans.

     (a) Effective as of the Separation Date, Airborne and ABX shall take such actions as may be required to cause ABX to assume sole responsibility for and become the sponsor of, and Airborne and all members of the Airborne Group to cease to be responsible for, or be the sponsor of, the Airborne Express Non Officer Benefit Protection Plan (the "Non Officer BPP").

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Effective as of the Separation Date, ABX shall remain the sponsor of, and continue to be solely responsible for, and neither Airborne nor any Affiliate of Airborne shall have any Liability for, the following three Plans: ABX Air, Inc. Pilots Investment Plan (the "Pilots Investment Plan"), ABX Air, Inc. Pilots Minimum Monthly Retirement Income Plan (the "Pilots Retirement Income Plan "), and ABX Air, Inc. Crew Member Benefit Protection Plan (the "Crew Member BPP") (collectively, together with the Non Officer BPP, the "ABX Continued Plans").

     (b) Effective as of the Separation Date, ABX shall establish, or cause to be established, a separate trust, which is intended to be tax-qualified under Code Section 401(a) and to be exempt from taxation under Code Section 501(a)(1), with respect to the Pilots Retirement Income Plan. Effective as of the Separation Date, Airborne and ABX shall take such actions as may be required to cause the transfer of the "equitable share" of the Pilots Retirement Income Plan under and within the meaning of the Master Trust Agreement between Airborne Freight Corporation and BNY Western Trust Company, dated as of April 1, 2000, immediately prior to the date of such transfer from such trust to the new trust established in accordance with the preceding sentence. To the extent the assets of such equitable share are not segregated from the other assets of the trust, the transfer described in the preceding sentence shall be in-kind, ratably from each asset class, to the maximum extent practicable, unless the Parties agree otherwise.

     (c) Effective as of or prior to the Separation Date, Airborne and ABX shall cause each of the ABX Continued Plans (and related trusts, if applicable) to be amended to the extent required to provide that no distribution of benefits shall be made to any participant on account of the actions contemplated by this
Section 2.1 or on account of ABX ceasing to be an Affiliate of Airborne as of the Separation Date.

     (d) Prior to the Separation Date, Airborne shall take all actions required by law or an applicable collective bargaining agreement with respect to any labor organization that represents any ABX Employee in order to accomplish its obligations under this Agreement.

     Section 2.2 Establishment of ABX Plans.

     (a) 401(k) Plan. As of or prior to the Separation Date (or such other date as Airborne and ABX may mutually agree), ABX shall establish, or cause to be established, a separate trust, which is intended to be tax-qualified under Code
Section 401(a), to be exempt from taxation under Code Section 501(a)(1), and to form the ABX 401(k) Plan. During the term of the Hub and Line-Haul Services Agreement, and unless Airborne and ABX agree otherwise, the ABX 401(k) Plan shall permit elective deferrals under the same terms and conditions as under the Airborne 401(k) Plan, shall require basic matching contributions at the same rate as under the Airborne 401(k) Plan, shall require performance matching contributions at the same rate as under the Airborne 401(k) Plan, and shall require any other discretionary contributions at the same rate as under the Airborne 401(k) Plan.

     (b) Profit-Sharing Plan. As of or prior to the Separation Date (or such other date as Airborne and ABX may mutually agree), ABX shall establish, or cause to be established, a separate trust, which is intended to be tax-qualified under Code Section 401(a), to be exempt from taxation under Code Section 501(a)(1), and to form the ABX Profit-Sharing Plan. For a period of at least 12 months following the Effective Date, and unless Airborne and ABX agree

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otherwise, ABX shall maintain the ABX Profit-Sharing Plan on substantially the same terms and conditions as the Airborne Profit-Sharing Plan as of the Effective Date.

     (c) Pension Plan. As of or prior to the Separation Date (or such other date as Airborne and ABX may mutually agree), ABX shall establish, or cause to be established, a separate trust, which is intended to be tax-qualified under Code
Section 401(a), to be exempt from taxation under Code Section 501(a)(1), and to form the ABX Pension Plan. During the term of the Hub and Line-Haul Services Agreement, and unless Airborne and ABX agree otherwise, ABX shall maintain the ABX Pension Plan on substantially the same terms and conditions as the Airborne Pension Plan as of the Effective Date, including but not limited to the same rate of benefit accruals, forms and timing of payment, and methods of calculating benefits.

     (d) Health and Welfare Plans. As of or prior to the Separation Date (or such other date(s) as Airborne and ABX may mutually agree), ABX shall establish ABX Health and Welfare Plans that will provide coverage for eligible employees and eligible retirees of ABX (and their eligible dependents). For a period of at least 12 months following the Effective Date, and unless Airborne and ABX agree otherwise, ABX shall maintain the ABX Health and Welfare Plans on substantially the same terms and conditions (including retiree health benefits) as the Airborne Health and Welfare Plans in which the ABX Employees participated immediately prior to the Separation Date.

     (e) Dependent Care Plan. As of or prior to the Separation Date (or such other date as Airborne and ABX may mutually agree), ABX shall establish an ABX Dependent Care Plan that will provide coverage for eligible employees of ABX (and their eligible dependents). For a period of at least 12 months following the Effective Date, and unless Airborne and ABX agree otherwise, ABX shall maintain the ABX Dependent Care Plan on substantially the same terms and conditions as the Airborne Dependent Care Plan in which the ABX Employees participated immediately prior to the Separation Date.

     (f) SERP. As of or prior to the Separation Date (or such other date as Airborne and ABX may mutually agree), ABX shall establish, or cause to be established, the ABX SERP. Until December 31, 2007, ABX shall maintain the ABX SERP, for the benefit of ABX Employees who were participants in the Airborne SERP immediately prior to the Separation Date, on substantially the same terms and conditions as the Airborne SERP immediately prior to the Separation Date, including but not limited to the same rate of benefit accruals, forms and timing of payment, and methods of calculating benefits.

     (g) In General. After the end of the applicable period for which ABX has agreed to maintain a Plan as described herein, nothing shall prevent ABX from amending or terminating such Plan.

     (h) Determination Letter Requests. As soon as administratively practicable following the establishment of each of the ABX 401(k) Plan, the ABX Profit Sharing Plan and the ABX Pension Plan (the "ABX Qualified Plans"), ABX shall make all filings necessary to obtain from the Internal Revenue Service a determination letter as to the qualified status of each such ABX Qualified Plan. ABX shall make any amendments to any such ABX Qualified Plan that are

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required by the Internal Revenue Service as a condition to issuing a favorable determination letter for such plan.

     Section 2.3 Service Credits and Non-Duplication of Benefits.

     (a) The Plans adopted in accordance with Section 2.2 shall be collectively known as the "New ABX Plans." ABX shall identify to Airborne the names of the New ABX Plans as soon as practicable after the Separation Date. The New ABX Plans shall be, with respect to ABX Employees, in all respects the successors in interest to, and shall not provide benefits that are duplicative of any benefits provided by any corresponding Airborne Plan. Airborne and ABX shall agree on methods and procedures, including amending the respective plan documents, to prevent ABX Employees from receiving duplicate benefits under the New ABX Plans, the ABX Continued Plans, and any Plans maintained by Airborne or any Affiliate of Airborne. With respect to ABX Employees, each New ABX Plan specified in
Section 2.2 above and any other Plan maintained by ABX after the Separation Date applicable to ABX Employees shall provide that all service, compensation, and other benefit-affecting determinations, as of the Separation Date, that were otherwise recognized under the corresponding ABX or Airborne Plan (for periods immediately before the Separation Date) shall, after the Separation Date, receive full recognition and credit to the extent the recognition or credit can validly be taken into account under the New ABX Plan to the same extent as if those items occurred under the New ABX Plans specified in Section 2.2 and any other Plan maintained by ABX after the Separation Date applicable to ABX Employees, except to the extent that duplication of benefits would result. Airborne shall provide appropriate data to ABX about such past service.

     (b) Except to the extent otherwise expressly set forth herein, as of the Separation Date, all ABX Employees shall cease to be active participants under any Plan maintained by Airborne or an Affiliate of Airborne (other than an individual change in control agreement between Airborne and/or any current or former Affiliate of Airborne and such an individual, but subject to Article X hereof), and no ABX Employee or any person whose employment, as of their last day of employment with Airborne or an Affiliate of Airborne, was with ABX shall be entitled to any additional accruals or any additional coverage under any Plan maintained by Airborne or any Affiliate of Airborne (other than an individual change in control agreement between Airborne and/or any current or former Affiliate of Airborne and such an individual, but subject to Article X hereof).

     (c) Subject to compliance with applicable law, the transfer or other movement of employment between Airborne or any Airborne Affiliate and ABX at any time upon or before the Separation Date as contemplated hereunder shall neither constitute nor be treated as a "status change" or a termination or severance of employment from Airborne or any Affiliate of Airborne under the Plans maintained by Airborne or any Affiliate of Airborne.

                                  ARTICLE III
                      401(k) PLANS AND PROFIT SHARING PLANS

     Section 3.1 401(k) Plan.

     (a) Assumption of Liabilities and Transfer of Assets.

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          (i) Effective as of the Separation Date, each ABX Employee shall cease to be an active participant in the Airborne 401(k) Plan. Effective as of or as soon as administratively practicable after the establishment of the ABX 401(k) Plan and satisfaction of any applicable regulatory filing requirements and the requirements set forth in clause (ii) below, but not later than 90 days following satisfaction of such requirements unless the Parties otherwise agree, Airborne shall cause the Airborne 401(k) Plan accounts, valued as of the date of transfer, and QDROs (if applicable) of the participants described in clause (iii) below that are held by the Airborne 401(k) Plan and its related trust to be transferred, in accordance with Code Section 414(l), to the ABX 401(k) Plan and its related trust, and ABX shall cause those transferred accounts to be accepted by the ABX 401(k) Plan and its related trust. Such transfer shall be in-kind to the maximum extent practicable, unless the Parties agree otherwise. Unless Airborne and ABX agree otherwise, all transfers shall occur on the last business day of a month.

          (ii) No transfer from the Airborne 401(k) Plan shall be made prior to such time as ABX has provided documentation to Airborne regarding the tax qualification of the ABX 401(k) Plan. Such documentation shall consist of either: (A) a favorable determination from the Internal Revenue Service covering the ABX 401(k) Plan, as amended through the date of transfer; (B) a filed request for a favorable determination from the Internal Revenue Service that the ABX 401(k) Plan is qualified under Section 401(a) of the Code, a written commitment from ABX that it will make all amendments required by the Internal Revenue Service to obtain such a favorable determination, and a written representation from ABX that the ABX 401(k) Plan, as amended through the date of transfer, is qualified in form under
     Section 401(a) of the Code; or (C) an opinion of counsel, which form of opinion and counsel shall be reasonably acceptable to Airborne, that the ABX 401(k) Plan, as amended through the date of transfer, is qualified in form under Section 401(a) of the Code.

          (iii) Effective as of the Separation Date (but subject to the transfer of assets described in clause (i) above), the ABX 401(k) Plan shall assume and be solely responsible for Liabilities and obligations with respect to the accounts of participants in the Airborne 401(k) Plan who are ABX Employees or whose employment, as of such participant's last day of employment with Airborne or an Affiliate of Airborne, was with ABX and who (or whose beneficiary or alternate payee under a QDRO) either (A) is entitled to future benefits or (B) is in pay status under the Airborne 401(k) Plan as of the Separation Date (it being understood that the Airborne 401(k) Plan shall retain the obligation through the date of transfer to administer participant investment directions and to make distributions in the ordinary course to such eligible participants from the assets of the Airborne 401(k) Plan's trust). Prior to such transfer, Airborne and ABX shall work together to develop a process whereby ABX Employees who have loans outstanding under the Airborne 401(k) Plan will be permitted to continue to make periodic repayments on such outstanding loans through a reduction of salary paid by ABX and ABX remitting such payments to the Airborne 401(k) Plan on a timely basis (including ABX charging such ABX employees a reasonable administrative fee, if any, for such services).

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

     (b) No Distribution To ABX Employees. Airborne shall cause the Airborne 401(k) Plan to be amended to the extent required to provide that no distribution of account balances shall be made to any ABX Employee or other affected participants on account of the actions contemplated by this Section 3.1 or on account of ABX ceasing to be an Affiliate of Airborne as of the Separation Date.

     (c) Liabilities Retained by Airborne. The Airborne 401(k) Plan shall retain all Liabilities and obligations with respect to benefits accrued by all Airborne Employees under the Airborne 401(k) Plan.

     Section 3.2 Profit-Sharing Plan.

     (a) Assumption of Liabilities and Transfer of Assets.

          (i) Effective as of the Separation Date, each ABX Employee shall cease to be an active participant in the Airborne Profit-Sharing Plan. Effective as of or as soon as administratively practicable after the establishment of the ABX Profit-Sharing Plan and satisfaction of any applicable regulatory filing requirements and the requirements set forth in clause (ii) below, but not later than 90 days following satisfaction of such requirements unless the Parties otherwise agree, Airborne shall cause the Airborne Profit-Sharing Plan accounts, valued as of the date of transfer, and QDROs (if applicable) of the participants described in clause (iii) below that are held by the Airborne Profit-Sharing Plan and its related trust to be transferred, in accordance with Code Section 414(l), to the ABX Profit-Sharing Plan and its related trust, and ABX shall cause those transferred accounts to be accepted by the ABX Profit-Sharing Plan and its related trust. Such transfer shall be in-kind to the maximum extent practicable, unless the Parties agree otherwise. Unless Airborne and ABX agree otherwise, all transfers shall occur on the last business day of a month.

          (ii) No transfer from the Airborne Profit-Sharing Plan shall be made prior to such time as ABX has provided documentation to Airborne regarding the tax qualification of the ABX Profit-Sharing Plan. Such documentation shall consist of either: (A) a favorable determination from the Internal Revenue Service covering the ABX Profit-Sharing Plan, as amended through the date of transfer; (B) a filed request for a favorable determination from the Internal Revenue Service that the ABX Profit-Sharing Plan is qualified under Section 401(a) of the Code, a written commitment from ABX that it will make all amendments required by the Internal Revenue Service to obtain such a favorable determination letter, and a written representation from ABX that the ABX Profit-Sharing Plan, as amended through the date of transfer, is qualified in form under Section 401(a) of the Code; or (C) an opinion of counsel, which form of opinion and counsel shall be reasonably acceptable to Airborne, that the ABX Profit-Sharing Plan, as amended through the date of transfer, is qualified in form under
     Section 401(a) of the Code.

          (iii) Effective as of the Separation Date (but subject to the transfer of assets described in clause (i) above), the ABX Profit-Sharing Plan shall assume and be solely responsible for Liabilities and obligations with respect to the transferred accounts of participants in the Airborne Profit-Sharing Plan who are ABX Employees or whose employment, as of such participant's last day of employment with Airborne or an Affiliate of Airborne, was with ABX and who (or whose beneficiary or alternate payee under a QDRO) either (A) is entitled to future benefits or (B) is in pay status under the Airborne Profit-Sharing Plan as of the Separation Date (it being understood that the Airborne Profit-Sharing Plan shall retain the obligation through the transfer date to administer participant investment directions and to make distributions in the ordinary course to such eligible participants from the assets of the Airborne Profit-Sharing Plan's trust).

     (b) No Distribution To ABX Employees. Airborne shall cause the Airborne Profit-Sharing Plan to be amended to the extent required to provide that no distribution of account balances shall be made to any ABX Employee or other affected participants on account of the actions contemplated by this Section 3.2 or on account of ABX ceasing to be an Affiliate of Airborne as of the Separation Date.

     (c) Liabilities Retained by Airborne. The Airborne Profit-Sharing Plan shall retain all Liabilities and obligations with respect to benefits accrued by all Airborne Employees under the Airborne Profit-Sharing Plan.

                                   ARTICLE IV
                                  PENSION PLAN

     Section 4.1 Participation. Each ABX Employee who was a participant in the Airborne Pension Plan immediately prior to the Separation Date shall become a participant in and shall begin to accrue benefits under the ABX Pension Plan as of the Separation Date. As of the Separation Date, Airborne shall cause ABX Employees to cease further accrual of benefits under the Airborne Pension Plan and shall timely provide such ABX Employees with any notice required under
Section 4980F of the Code.

     Section 4.2 Assumption of Liabilities and Transfer of Assets.

     (a) As soon as practicable following the establishment of the ABX Pension Plan, Airborne and ABX shall cause to be filed all applicable Forms 5310-A and any other required Internal Revenue Service or Pension Benefit Guaranty Corporation ("PBGC") forms with the appropriate governmental agency in order for the ABX Pension Plan to receive a transfer of assets from the Airborne Pension Plan on or following the Separation Date as described below in this Section 4.2. Effective as soon as administratively practicable after the establishment of the ABX Pension Plan and satisfaction of any applicable regulatory filing requirements and the requirements set forth in paragraph (b) below, but not later than 180 days following satisfaction of such requirements unless the Parties otherwise agree, Airborne shall cause the transfer of assets held by the Airborne Pension Plan and its related trust to the ABX Pension Plan and its related trust described below in this Section 4.2, and ABX shall cause such transferred assets to be accepted by the ABX Pension Plan and its related trust. Such transfer shall be in-kind, and ratably from each asset class, to the maximum extent practicable, unless the Parties agree otherwise. Unless Airborne and ABX agree otherwise, all transfers shall occur on the last business day of a month. Airborne's Actuary (as defined below) shall be responsible for the required actuarial certification under Section 414(l) of the Code.

     (b) No transfer of assets from the Airborne Pension Plan shall be made prior to such time as ABX has provided documentation to Airborne regarding the tax qualification of the ABX Pension Plan. Such documentation shall consist of either: (i) a favorable determination from the Internal Revenue Service covering the ABX Pension Plan, as amended through the date of transfer; (ii) a filed request for a favorable determination from the Internal Revenue Service that the ABX Pension Plan is qualified under Section 401(a) of the Code, a written commitment from ABX that it will make all amendments required by the Internal Revenue Service to obtain such a favorable determination letter, and a written representation from ABX that the ABX Pension Plan, as amended through the date of transfer, is qualified in form under Section 401(a) of the Code; or (iii) an opinion of counsel, which form of opinion and counsel shall be reasonably acceptable to Airborne, that the ABX Pension Plan, as amended through the date of transfer is qualified in form under Section 401(a) of the Code.

     (c) Effective as of the Separation Date (but subject to the transfer of assets described in paragraph (d) below), the ABX Pension Plan shall assume and be solely responsible for all Liabilities and obligations of Airborne and its Affiliates and the Airborne Pension Plan with respect to the accrued benefits (including any ancillary benefits, death benefits, and other benefits) of Transferred Participants (defined below) under the Airborne Pension Plan, calculated as of the Separation Date in the manner described below (the "Transferred Benefits") (it being understood that the Airborne Pension Plan shall retain the obligation through the date of the initial transfer of assets described in paragraph (e) below to make distributions in the ordinary course to eligible Transferred Participants from the assets of the Airborne Pension Plan's trust). For purposes hereof, "Transferred Participants" shall mean participants in the Airborne Pension Plan who are ABX Employees or whose employment, as of such participant's last day of employment with Airborne or an Affiliate of Airborne, was with ABX and who (or whose beneficiary or alternate payee under a QDRO) either (i) is entitled to future benefits or (ii) is in pay status under the Airborne Pension Plan as of the Separation Date. Airborne shall cause the Airborne Pension Plan to transfer to the ABX Pension Plan all QDROs held by the Airborne Pension Plan with respect to the Transferred Participants.

     (d) Airborne shall cause the actuary for the Airborne Pension Plan ("Airborne's Actuary") to calculate the amount of the Transferred Benefits pursuant to Section 414(l) of the Code, as if the Airborne Pension Plan were terminated on the Separation Date using the "safe harbor" assumptions (as of the date of the initial transfer of assets described in paragraph (e) below) that would be used by the PBGC to calculate such benefits upon the termination of such plan (assuming no ancillary benefits have been amended out of the Airborne Pension Plan prior to such calculation) (the "Transferred Benefit Liability"). The amount of the assets to be transferred from the Airborne Pension Plan trust to the ABX Pension Plan trust in respect of the Transferred Benefit Liability shall be calculated in accordance with the provisions of Section 414(l) of the Code; provided, however, that for the avoidance of doubt, (x) in no event shall Airborne or any Airborne Affiliate have any obligation under this Agreement or in respect of such transfer to contribute to the Airborne Pension Plan or its related trust an amount in respect of any shortfall that exists to the extent that the Transferred Benefit Liability exceeds the amount of assets held in the Airborne Pension Plan trust that are permitted to be transferred to the ABX

Pension Plan and its related trust under Section 414(l) of the Code after application of the allocation rules of Section 4044(a) of ERISA in respect of the Transferred Benefit Liability, and (y) neither Airborne nor any of its Affiliates shall have any obligation under this Agreement or in respect of such transfer to make any payments to ABX or to the ABX Pension Plan or its related trust in respect of any such shortfall. The amount of the assets to be transferred from the Airborne Pension Plan trust to the ABX Pension Plan trust, as calculated pursuant to this paragraph (d), shall hereinafter be referred to as the "Transfer Amount."

     (e) The actuarial calculation of the Transferred Benefit Liability as well as assumptions and methodologies used to calculate such Transferred Benefit Liability determined by Airborne's Actuary shall be subject to review and challenge by an actuarial firm designated by ABX. In the event those two actuaries cannot agree, the matter shall be sent to a third independent actuary (selected by mutual agreement of Airborne and ABX) for the final determination. Within the time periods set forth in paragraph (a) above, Airborne shall cause to be transferred from the trust for the Airborne Pension Plan to the trust established for the ABX Pension Plan, an amount equal to the sum of 85% of the amount reasonably estimated by Airborne's Actuary in good faith to be equal to the Transfer Amount, plus interest at the Interest Rate defined below from and including the Separation Date through but excluding the date of the initial transfer (the "Initial Transfer Amount"). As soon as administratively practicable after the date of the final determination of the Transfer Amount (the "True-Up Date"), and within the time period set forth in paragraph (a) above, Airborne shall cause a second transfer to be made to the trust for the ABX Pension Plan of the "True-Up Amount." The True-Up Amount shall be a positive amount equal to the Transfer Amount minus the sum of (X) the Initial Transfer Amount and (Y) distributions, if any, from, and reasonable expenses of administration (consistent with past practice) under, the Airborne Pension Plan for benefits or other purposes made with respect to Transferred Participants from the Separation Date through the date of the initial transfer of assets described in this paragraph (e) plus interest on the True-Up Amount at a rate at least equal to the rate of investment return of the assets held in the Airborne Pension Plan trust (provided that the rate of investment return for the month in which the True-Up Date occurs shall be deemed to be the rate of return of broad market indices that, taken together, are representative of the investment of the assets held in the Airborne Pension Plan trust) (the "Interest Rate") from and including the Separation Date through but excluding the True-Up Date or, in the case of distributions and reasonable administrative expenses, from and including the Separation Date through the date such distribution is made or such expense is paid.

     (f) If for any reason the Initial Transfer Amount exceeds the Transfer Amount, then on the True-Up Date or as soon as administratively practicable thereafter, ABX shall cause the ABX Pension Plan trust to transfer to the Airborne Pension Plan trust an amount equal to the amount by which the Initial Transfer Amount exceeds the Transfer Amount, plus interest thereon from and including the Separation Date through but excluding the True-Up Date (or, if later, the date on which such amount is transferred to the Airborne Pension
Plan) at the Interest Rate, plus an amount equal to distributions, if any, from, and reasonable expenses of administration (consistent with past practice) under, the Airborne Pension Plan for benefits or other purposes made with respect to the Transferred Participants from the Separation Date through the date of initial transfer described in paragraph (e) above adjusted for interest at the Interest Rate, consistent with the approach set forth in (e) above.

     Section 4.3 No Distribution to ABX Employees. Airborne shall cause the Airborne Pension Plan to be amended to the extent required to provide that no distribution of any accrued benefits under the Airborne Pension Plan shall be made to any ABX Employee or other affected participants on account of the actions contemplated by this Article IV or on account of ABX ceasing to be an Affiliate of Airborne as of the Separation Date.

     Section 4.4 Liabilities and Assets Retained by Airborne. The Airborne Pension Plan shall retain all Liabilities, obligations and assets with respect to benefits accrued by all Airborne Employees under the Airborne Pension Plan.

     Section 4.5 Cooperation. Airborne and ABX shall cooperate after the Separation Date so as to ensure the proper administration of the Airborne Pension Plan and the ABX Pension Plan.

                                   ARTICLE V
                            HEALTH AND WELFARE PLANS

     Section 5.1 Health and Welfare Plans.

     (a) ABX Health and Welfare Plans. Effective as of the Separation Date, ABX Employees and eligible retirees whose employment, as of such person's last day of employment with Airborne or an Affiliate of Airborne, was with ABX shall cease to be covered under the Airborne Health and Welfare Plans except to the extent of claims incurred prior to the Separation Date, and ABX shall be solely responsible for (i) Liabilities incurred with respect to the ABX Health and Welfare Plans for ABX Employees and eligible retirees, and (ii) the administration of the ABX Health and Welfare Plans, including, without limitation, the collection and remittance of employee and retiree premiums from such date forward.

     (b) Precertified and Ongoing Treatments. Notwithstanding anything herein to the contrary, all treatments that have been precertified or are being provided to an ABX Employee as of the Separation Date, to the extent not provided under an ABX Health and Welfare Plan, shall be provided without interruption under the appropriate Airborne Health and Welfare Plan until such treatment is concluded or discontinued pursuant to applicable Plan rules and limitations.

     (c) Insurer Arrangements. To assist ABX in establishing any insured Health and Welfare Plan, Airborne shall use reasonable commercial efforts either (i) to amend or to cause to be amended, effective as of the Separation Date, each insurance contract to allow ABX to participate on the same terms and conditions until the expiration of any fee or rate guarantees, or (ii) to obligate the insurer to enter into, effective as of the Separation Date, insurance contracts with ABX that are substantially identical to those contracts between the insurer and Airborne or the applicable Affiliate of Airborne.

     (d) No Status Change. Subject to compliance with applicable law and the terms of the Airborne Plans and/or the ABX Plans, the transfer or other movement of employment between Airborne or any Airborne Affiliate to ABX at any time upon or before the Separation Date as contemplated hereunder shall neither constitute nor be treated as a "status change" or termination of employment under the Airborne Health and Welfare Plans or the ABX Health and Welfare Plans.

     Section 5.2 Dependent Care Plan. Effective as of the Separation Date, each ABX Employee shall cease to be an active participant in the Airborne Dependent Care Plan and no further contributions by or on behalf of ABX Employees shall be made to the Airborne Dependent Care Plan. Effective as soon as administratively practicable following the Separation Date and prompt reimbursement of expenses incurred by ABX Employees prior to the Separation Date that are submitted for reimbursement prior to the Separation Date under the Airborne Dependent Care Plan as described below, Airborne shall cause an amount equal to any and all contributions that have been made by ABX Employees who, immediately prior to the Separation Date, participated in the Airborne Dependent Care Plan and that have not been applied towards or are otherwise payable with regard to "Dependent Care Expenses" (within the meaning of the Airborne Dependent Care Plan) incurred by such ABX Employees prior to the Separation Date to be paid in cash in a single lump sum to ABX. Airborne and ABX agree to use reasonable commercial efforts to accomplish the transfer described in the preceding sentence. ABX shall treat such transferred amounts as contributions by the respective ABX Employees under the ABX Dependent Care Plan. Eligible dependent care expenses incurred by ABX Employees after the Separation Date, or incurred by ABX Employees prior to the Separation Date but submitted for reimbursement after the Separation Date, shall be subject to reimbursement under the ABX Dependent Care Plan and the terms thereof. The Airborne Dependent Care Plan shall retain all Liabilities and obligations in respect of dependent care expenses incurred by ABX Employees prior to the Separation Date that are submitted for reimbursement prior to the Separation Date, incurred by Airborne Employees prior to or after the Separation Date, and incurred by any participant in the Airborne Dependent Care Plan who is neither an Airborne Employee nor an ABX Employee as of the Separation Date, but who is entitled to reimbursement under the terms of the Airborne Dependent Care Plan.

     Section 5.3 COBRA. Airborne or the appropriate Airborne Affiliate shall be responsible for providing COBRA continuation coverage (for the applicable period of time as required by law) to Airborne Employees and their eligible dependents who become eligible for such coverage on or after the Separation Date and to those ABX Employees and their eligible dependents who become eligible for such coverage on or prior to the Separation Date. Effective as of the Separation Date, ABX shall be responsible for providing COBRA continuation coverage (for the applicable period of time as required by law) to ABX Employees and their eligible dependents who become eligible for such coverage after the Separation Date.

     Section 5.4 Severance. Airborne and ABX agree that individuals who, on or prior to the Separation Date, in connection with the Separation, cease to be Airborne Employees and become ABX Employees shall not be deemed to have experienced a termination or severance of employment from Airborne and its Subsidiaries for purposes of any Airborne Plan that provides for the payment of severance, salary continuation or similar benefits, other than pursuant to the terms of any change in control agreements between Airborne or any current or former Affiliate of Airborne and any ABX Employee, but subject to Article X hereof. Airborne shall amend or cause to be amended any such Airborne Plan (excluding such change in control agreements, but subject to Article X hereof) to the extent required to effectively provide that no severance or salary continuation or similar payments shall be due or payable on account of ABX ceasing to be an Affiliate of Airborne as of the Separation Date. Airborne shall retain all Liabilities and obligations in respect of any severance benefits to which any former employees of ABX became entitled prior to the Separation Date.

     Section 5.5 Leaves of Absence and FMLA.

     (a) Airborne shall be responsible for administering compliance with the Airborne leave of absence programs and Family and Medical Leave Act ("FMLA") with respect to each Airborne Employee.

     (b) Effective as of the Separation Date (i) ABX shall honor all terms and conditions of leaves of absence that have been granted by Airborne or an Airborne Subsidiary to any ABX Employee under an Airborne leave of absence program or FMLA before the Separation Date by Airborne, including such leaves that are to commence after the Separation Date, (ii) ABX shall be solely responsible for administering leaves of absence and compliance with FMLA with respect to ABX Employees, and (iii) ABX shall recognize all periods of service of each ABX Employee with the Airborne or any of its Subsidiaries, as applicable, to the extent such service is recognized by Airborne for the purpose of eligibility for leave entitlement under the Airborne leave of absence programs and FMLA.

     (c) As soon as administratively practicable and not later than the Separation Date, Airborne shall provide to ABX copies of all records pertaining to the Airborne leave of absence programs and FMLA with respect to all ABX Employees to the extent such records have not been provided previously to ABX.

     Section 5.6 Vacation. Airborne and ABX agree that all accrued vacation for ABX Employees shall be ABX's obligation.

     Section 5.7 Workers' Compensation. Effective as of the Separation Date, ABX Employees shall cease to be covered under any workers' compensation policy maintained by Airborne, except to the extent that claims relate to or are caused by incidents that occurred during the period prior to the Separation Date for which there was such coverage, and ABX shall provide at its own expense workers' compensation coverage, as required pursuant to any applicable state law, to ABX Employees. To assist ABX in providing such workers' compensation coverage, Airborne shall use reasonable commercial efforts to cause the insurer to enter into, effective as of the Separation Date, insurance contracts with ABX that are substantially identical to those contracts between the insurer and Airborne. Any Liabilities that accrue under the workers' compensation coverage provided by Airborne to Airborne Employees prior to the Separation Date shall be Liabilities solely of Airborne.

                                   ARTICLE VI
                               NONQUALIFIED PLANS

     Section 6.1 Executive Deferral Plan.

     (a) Termination of Executive Deferral Plan. Promptly after shareholder approval of the Merger Agreement or, if later, at least 30 days prior to the Effective Date, and subject to the following sentence, Airborne shall amend the Executive Deferral Plan to provide that the Executive Deferral Plan shall terminate immediately and that each participant shall be entitled to an immediate lump sum payment of his or her benefits under the Executive Deferral Plan (with interest through the termination date). Airborne shall pay such benefits to the participants as soon as administratively practicable following the termination of the Executive Deferral Plan, but in no event later than three business days following such termination.

     (b) Liabilities Retained by Airborne. Airborne shall retain all Liabilities and obligations in respect of benefits accrued by all participants under the Executive Deferral Plan until such Liabilities are paid as described herein.

     Section 6.2 SERP.

     (a) No Distribution To ABX Employees. Airborne shall cause the Airborne SERP (and any related trust or other funding vehicle) to be amended to the extent required to provide that no distribution of any accrued benefits under the SERP shall be made to any ABX Employee or other affected participant on account of the actions contemplated by this Section 6.2 or on account of ABX ceasing to be an Affiliate of Airborne as of the Separation Date.

     (b) Liabilities Assumed by ABX. Effective as of the Separation Date, ABX shall assume all Liabilities and obligations with respect to benefits accrued by participants in the Airborne SERP who are ABX Employees or whose employment, as of such participant's last day of employment with Airborne or an Affiliate of Airborne, was with ABX and who (or, if applicable, whose eligible surviving spouse) either (i) is entitled to future benefits or (ii) is in pay status under the Airborne SERP as of the Separation Date.

     (c) Liabilities Retained by Airborne. Airborne shall retain all Liabilities and obligations with respect to benefits accrued by all Airborne Employees under the Airborne SERP.

                                   ARTICLE VII
                                STOCK-BASED PLANS

     Section 7.1 Conversion of Awards. Not later than immediately before the Effective Date, Airborne shall have adopted or cause to be adopted such resolutions and taken such other actions as may be required to provide that, effective as of the Effective Date, each Airborne Stock Option granted under an Airborne Plan to any ABX Employee that is outstanding as of the Effective Date shall become fully and immediately exercisable as of the Effective Date and shall be treated as an Airborne Stock Option under the Merger Agreement and be entitled to receive the consideration described in Section 2.9 of the Merger Agreement.

                                  ARTICLE VIII
                                 INCENTIVE PLANS

     Section 8.1 Treatment of Incentive Plans.

     (a) Amendment of Incentive Plans. Effective on or before the Separation Date, Airborne shall amend the Incentive Plans to provide payment of partial bonuses for the year 2003 in the event that the Separation Date occurs before December 31, 2003. Such bonuses shall be equal to the sum of (i) the bonus for the first quarter using actual performance, (ii) the bonuses for each subsequent quarter completed prior to the Separation Date assuming performance at target and (iii) a prorated bonus for any partial quarter commenced prior to the Separation Date assuming performance at target but prorated by multiplying the target bonus for such quarter by a fraction, the numerator of which is the number of days of such quarter ending prior to the Separation Date and the denominator of which is the total number of days in such quarter. Airborne shall pay any such incentive compensation to the participants as soon as administratively practicable following the end of 2003, consistent with past practice.

     (b) Liabilities Retained by Airborne. Airborne shall retain all Liabilities and obligations in respect of benefits accrued by all participants under the Incentive Plans until such Liabilities are paid as described herein.

     Section 8.2 Treatment of Non-Executive Incentive Plans. ABX shall continue to be the sponsor of and be responsible for the Non-Executive Incentive Plans. ABX shall retain all Liabilities and obligations in respect of benefits accrued by all participants under the Non-Executive Incentive Plans until such Liabilities are paid pursuant to the terms thereof.

     Section 8.3 Retention Bonuses. Airborne shall be responsible for the bonuses paid to ABX Employees pursuant to the "$500,000 Transaction Bonus Program" described in Schedule 3.12(x) of the Disclosure Schedules to the Merger Agreement.

                                   ARTICLE IX
                                  FOREIGN PLANS

     Section 9.1 Treatment of Foreign Plans. Airborne shall retain and be responsible for any Liabilities that may arise under any Plan maintained by Airborne or any of its Affiliates that is in effect as of or prior to the Separation Date and that is maintained outside the jurisdiction of the United States, or that covers exclusively employees residing or working outside the United States.

                                   ARTICLE X
                          CHANGE IN CONTROL LIABILITIES

     Section 10.1 Treatment of Change in Control Liabilities.

     (a) Existing Change in Control Agreements. Notwithstanding anything herein to the contrary, with respect to any change in control agreement that Airborne, ABX or any of their Affiliates has entered into with any ABX Employee effective on or prior to the Separation Date (each, a "Change in Control Agreement"):

          (i) Airborne shall retain and be responsible for any Liabilities to ABX Employees that may arise under any Change in Control Agreement that are not expressly assumed by ABX under this Agreement, including any gross-up or tax reimbursement payments in respect of Section 4999 of the Code; provided that

          (ii) Prior to the Separation Date, Airborne and ABX shall use commercially reasonable efforts to cause each such ABX Employee to accept a substitute retention arrangement with ABX pursuant to which such ABX Employee will be provided with the following amounts:

          (x) periodic cash retention bonuses, in aggregate amounts that are at least equal to the cash amounts (not including amounts payable in respect of stock options or gross-up or tax reimbursement payments in respect of Code Section 4999, except as set forth below in paragraph
          (y)) that such ABX Employee would have been eligible to receive under the relevant Change in Control Agreement if such employee had experienced a qualifying termination of employment without "cause" thereunder at the time of the Separation, such bonus amounts to be paid by ABX in equal installments no less frequently than annually over a period of three years subject to continued employment with ABX during that period, and payable in full on an accelerated basis as soon as practicable following termination of the employee's employment during that period without "cause" or for "good reason" as defined in such retention agreement; and

          (y) gross-up or tax reimbursement payments in respect of Code Section 4999 excise taxes incurred by the ABX Employee for excess parachute payments made to such ABX Employee in connection with the Separation (determined in the manner set forth in the Change in Control Agreement);

     subject to the ABX Employee's agreement to terminate the Change in Control Agreement and to release Airborne, ABX and all of their respective Affiliates of all Liabilities and obligations under such Change in Control Agreement, and subject to DHL's advance review and approval of the terms of such substitute arrangement with respect to such ABX Employee. Airborne shall reimburse ABX for the costs of such retention bonuses even if the ACMI Agreement and/or the Hub and Line-Haul Services Agreement terminates prior to the end of the applicable three-year period; provided, however, that (i) in the event the ACMI Agreement is terminated by Airborne pursuant to the first or second sentence of Section 12.3(b) thereof, Airborne shall be released from all Liability and obligation to pay or reimburse ABX for amounts owed pursuant to such a retention arrangement to any ABX Employee whose services related solely to the ACMI Agreement at the time of its termination, (ii) in the event the Hub and Line-Haul Services Agreement is terminated by Airborne pursuant to Section 12.2(a) or Section 12.2(b) thereof, Airborne shall be released from all Liability and obligation to pay or reimburse ABX for amounts owed pursuant to such a retention arrangement to any ABX Employee whose services related solely to the Hub and Line-Haul Services Agreement at the time of its termination, and (iii) in the event both the ACMI Agreement and the Hub and Line-Haul Services Agreement are terminated by Airborne as described herein, Airborne shall be released from all Liability and obligation to pay or reimburse ABX for amounts owed pursuant to such a retention arrangement to any ABX Employee whose services related to both the ACMI Agreement and the Hub and Line-Haul Services Agreement at the time that either of such agreements was terminated. The foregoing provisions are without prejudice to any rights or defenses that Airborne, ABX or any of their Affiliates may have under such Change in Control Agreements.

     (b) New Change in Control Agreements. With respect to any change in control agreement that ABX enters into with any ABX Employee effective after the Separation Date, ABX shall retain and be responsible for all Liabilities and obligations, and neither Airborne nor any of its Affiliates shall have any responsibility for any Liabilities or obligations (whether under the ACMI Agreement, the Hub and Line-Haul Services Agreement, the Separation Agreement or otherwise), to ABX Employees that may arise under such change in control agreements, unless the change in control causing such Liability involves an acquisition of control by Deutsche Post AG or any of its subsidiaries. Airborne's obligations under this paragraph (b) (if any) shall not be included in the Cost Recovery Amount under the ACMI Agreement.

                                   ARTICLE XI
                           EMPLOYMENT-RELATED MATTERS

     Section 11.1 ABX Employees. Effective as of the Separation Date, ABX Employees hereby shall continue as employees of ABX in the same capacities as then held by such employees (or in such other capacities and upon such terms and conditions as ABX shall determine in its sole discretion), subject to the terms of any applicable collective bargaining agreement with respect to any ABX Employee. Nothing contained in this Section 9.1 shall confer on any ABX Employee any right to continued employment after the Separation Date, and such employees shall continue to be employed "at-will," subject to any agreement between such employees (or the unions that represent them) and ABX and any requirements under applicable law to the contrary.

     Section 11.2 Employment Of Employees With United States Work Visas. ABX Employees with U.S. work visas authorizing them to work for Airborne will continue to hold work authorization for Airborne after the Separation Date. ABX will request amendments to the nonimmigrant visa status of ABX Employees with U.S. work visas authorizing them to work for Airborne so that such employees may, pursuant to the amended work visas, provide services to ABX. Airborne shall take all such actions as ABX may reasonably request to help effect such amendments. Except as otherwise provided in another Transaction Agreement, Airborne shall have no other financial responsibility for such affected ABX Employees after the Separation Date. For the period during which an affected ABX Employee's amendment is pending, such ABX Employee shall be treated as being on an approved leave of absence from ABX until such amendment has been obtained. In the event that an ABX Employee's amendment is denied, the employment of such ABX Employee shall be deemed to be terminated effective as of the date on which ABX receives notice of such denial.

                                  ARTICLE XII
                            ADMINISTRATIVE PROVISIONS

     Section 12.1 Sharing Of Participant Information. Airborne and ABX shall share, or cause to be shared, all participant information that is necessary or appropriate for the efficient and accurate administration of each of the Airborne Plans and the ABX Plans during the respective periods applicable to such Plans as ABX and Airborne may mutually agree. Airborne and ABX and their respective authorized agents shall, subject to applicable laws of confidentiality and data protection, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other Party or its agents, to the extent necessary or appropriate for such administration.

     Section 12.2 Costs And Expenses. Airborne shall bear all of its own and ABX's costs and expenses, including but not limited to legal and actuarial fees, in the design, drafting and implementation of any and all plans and compensation structures which are established or created hereunder by Airborne or ABX and the amendment of existing plans or compensation structures contemplated in this Agreement.

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

     Section 13.1 Effect If Separation Does Not Occur. If the Separation does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Separation Date, or otherwise in connection with the Separation, shall not be required except to the extent specifically agreed by ABX and Airborne.

     Section 13.2 Entire Agreement. This Agreement, the Separation Agreement, the Merger Agreement, the Confidentiality Agreement, the other Ancillary Agreements and the Exhibits and Schedules referenced or attached hereto and thereto, constitute the entire agreement between the Parties and supersede any and all prior and contemporaneous agreements, memoranda, arrangements and understandings, both written and oral, between the Parties, or either of them, with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement of intention has been made by any Party which is not contained in this Agreement, the Merger Agreement, the other Ancillary Agreements or Schedules or Exhibits thereto and no Party shall be bound by, or be liable for, any alleged representation, promise, inducement or statement of intention not contained herein or therein.

     Section 13.3 No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, is intended to or shall confer any rights, benefits or remedies under or by reason of this Agreement on any Persons other than the Parties and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or Liability of any third Persons to any Party, nor shall any provisions give any third Persons any right or subrogation over or action against any Party.

     Section 13.4 Dispute Resolution. Any and all controversies, disputes or claims arising out of, relating to, in connection with or resulting from this Agreement (or any amendment thereto or any transaction contemplated hereby or thereby), including as to its existence, interpretation, performance, non-performance, validity, breach or termination, including any claim based on contract, tort, statute or constitution and any claim raising questions of law, whether arising before or after termination of this Agreement, shall be deemed a Dispute as defined in
Section 6.6 of the Separation Agreement and shall be resolved exclusively by, in accordance with, and subject to the limitations set forth in Section 6.6 of the Separation Agreement.

     Section 13.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

     Section 13.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to a Party if delivered in person or sent by overnight delivery (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice) on the date of delivery, or if by facsimile, upon confirmation of receipt:

     If to Airborne:                Airborne, Inc.
                                    3101 Western Avenue
                                    P.O. Box 662
                                    Seattle, WA 98111-0662
                                    Attention: David C. Anderson
                                    Telephone: 206-281-1005
                                    Telecopier: 206-281-1444

     With a copy (which shall not
     constitute notice) to:         DHL Worldwide Express B.V.
                                    c/o DHL International
                                    Global Coordination Centre
                                    De Kleetlaan 1
                                    1831 Diegem, Belgium
                                    Attention: Geoffrey Cruikshanks, Esq.
                                    Telephone: 011-32-2-713-48-05
                                    Telecopier: 011-32-2-713-58-08

     If to ABX:                     ABX Air, Inc.
                                    145 Hunter Drive
                                    Wilmington, OH 45177
                                    Attention: Joseph C. Hete
                                    Telephone: 937-382-5591
                                    Telecopier: 937-382-2452

     With a copy (which shall not
     constitute notice) to:         O'Melveny & Myers LLP
                                    400 South Hope Street
                                    Los Angeles, CA 90071
                                    Attention: C. James Levin, Esq.

                                    Telephone: 213-430-6578
                                    Telecopier: 213-430-6407

     Section 13.7 Counterparts. To facilitate execution, this Agreement may be executed in any number of counterparts (including by facsimile transmission), each of which shall be deemed to be an original, but all of which together shall constitute one binding agreement on the Parties, notwithstanding that not all Parties are signatories to the same counterpart.

     Section 13.8 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns. No Party may assign its rights or delegate its obligations under this Agreement to any Person without the express prior written consent of the other Party.

     Section 13.9 Severability. If any provision or any part of any provision of this Agreement shall be void or unenforceable for any reason whatsoever, then such provision shall be stricken and of no force and effect. However, unless such stricken provision goes to the essence of the consideration bargained for by a Party, the remaining provisions of this Agreement shall continue in full force and effect and, to the extent required, shall be modified to preserve their validity. Upon such determination that any term or other provision or any part of any provision is void or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

     Section 13.10 Authority. Each of the Parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

     Section 13.11 Heading; Certain Construction Rules. The Article, Section, and paragraph headings and the table of contents contained in this Agreement are for reference purposes only and do not form a part of this Agreement and do not in any way modify, interpret or construe the intentions of the Parties. As used in this Agreement, unless otherwise provided to the contrary, (a) all references to days or months shall be deemed references to calendar days or months and (b) any reference to a "Section," "Article," or "Exhibit" shall be deemed to refer to a section or article of this Agreement or an exhibit or schedule to this Agreement. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Unless otherwise specifically provided for herein, the term "or" shall not be deemed to be exclusive.

     Section 13.12 Further Actions. At any time and from time to time at the request of a Party, the other Party shall, at its own expense (except as otherwise provided herein), take such action and execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     Section 13.13 Amendments; Waivers. Subject to applicable law, this Agreement may only be amended pursuant to a written agreement executed by all the Parties, and no waiver of compliance with any provision or condition of this Agreement and no consent provided for in this Agreement shall be effective unless evidenced by a written instrument executed by each Party against whom such waiver or consent is to be effective. No waiver of any term or provision of this Agreement shall be construed as a further or continuing waiver of such term or provision or any other term or provision.

     Section 13.14 Specific Performance. The Parties agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the Parties are entitled to specific performance of the terms hereof in addition to any other remedies at law or in equity.

     Section 13.15 Gender, Tense, Etc.. Where the context or construction requires, all words applied in the plural shall be deemed to have been used in the singular, and vice versa; the masculine shall include the feminine and neuter, and vice versa; and the present tense shall include the past and future tense, and vice versa.

     IN WITNESS WHEREOF, each of the Parties have caused this Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

AIRBORNE, INC.


By:
    -------------------------------
Name:
Title:


ABX AIR, INC.


By:
    -------------------------------
Name:
Title:

                 [SIGNATURE PAGE TO EMPLOYEE MATTERS AGREEMENT]